EXHIBIT 18(a)
                            NEW YORK VENTURE FUND, INC.
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew Davis, Louis R. Proyect, Carl R. Luff, Raymond O. Padilla, Sheldon R. Stein, Arthur Don and Jessica Randall Droeger, and each of them, his attorneysin-fact, each with the power of substitution, for him in any and all capacities, to sign any posteffective amendments to the registration statement under the Securities Act of 1933 (Registration No. 229858) and/or the Investment Company Act of 1940 (Registration No. 8111701), whether on Form N1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneysinfact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of July, 1995.


/s/Martin H. Proyect                 /s/ D. James Guzy
-----------------------------        -----------------------------
Martin H. Proyect,                   D. James Guzy,
Director                             Director

/s/Wesley E. Bass                    /s/G. Bernard Hamilton
-----------------------------        -----------------------------
Wesley E. Bass,                      G. Bernard Hamilton,
Director                             Director

/s/Marc P. Blum                      /s/LeRoy E. Hoffberger
-----------------------------        -----------------------------
Marc P. Blum,                        LeRoy E. Hoffberger,
Director                             Director

/s/Shelby M.C. Davis                 /s/Laurence W. Levine
-----------------------------        -----------------------------
Shelby M.C. Davis,                   Laurence W. Levine,
Director and President               Director

/s/Eugene M. Feinblatt               /s/Carl R. Luff
-----------------------------        -----------------------------
Eugene M. Feinblatt,                 Carl R. Luff
Director                             Chief Financial Officer

/s/Jerry D. Geist                    /s/Christian R. Sonne
-----------------------------        -----------------------------
Jerry D. Geist,                      Christian R. Sonne,
Director                             Director

/s/Jeremy H. Biggs                   /s/Edwin R. Werner
-----------------------------        -----------------------------
Jeremy H. Biggs,                     Edwin R. Werner,
Director                             Director